Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-K of Blue Capital Reinsurance Holdings Ltd. (the “registrant”), for the year ending December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Adam Szakmary, Chief Executive Officer of the registrant, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)               The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and,

(2)               The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Adam Szakmary
Chief Executive Officer
(Principal Executive Officer)

March 8, 2016

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-K of Blue Capital Reinsurance Holdings Ltd. (the “registrant”), for the year ending December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Greg A Garside, Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)               The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and,

(2)               The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Greg A Garside
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

March 8, 2016

These certifications accompany the report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section18 of the Securities Exchange Act of 1934, as amended.